                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                       ---------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)              December 15, 1997
                                                    ----------------------------


The Money Store Home Improvement Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                          The Money Store/ D.C. Inc.
            (Exact name of registrant as specified in its charter)

New Jersey                      333-20817-10             upper tier 91-181-5466
----------                      ------------             ---------------------
                                                         lower tier 91-181-5468
                                                         ----------------------
State or other        (Commission                      (IRS Employer
jurisdiction of       File Number)                     ID Number)
incorporation)

2840  Morris  Avenue,  Union,  New  Jersey   07083
-------------------------------------------------------
(Address of principal executive officer)

Registrant's Telephone Number,
including area code:                                   (908) 686-2000
                                                       --------------

                                      n/a
-------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                Other Events
                      ------------

     Attached herein as Annex A is a copy of the Monthly
Statement sent to Class A Certificate holders with respect to the December 15, 1997 Remittance Date.

Item 7                Financial Statements and Exhibits
                      ---------------------------------

      The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                THE MONEY STORE INC.



                                                By: /s/ Harry Puglisi
                                                ----------------------------
                                                        Harry Puglisi
                                                        Treasurer

           Dated:         December 31, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-I
                                    ------

                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-I FOR THE DECEMBER 10, 1997
DETERMINATION DATE.


1.  AGGREGATE AMOUNT RECEIVED                                                                                $3,790,483.67

    LESS: SERVICE FEE                                                                                            29,286.38
               CONTINGENCY FEE                                                                                   29,286.38
               OTHER SERVICER FEES (Late Charges / Escrow)                                                       13,380.03
               UNREIMBURSED MONTHLY ADVANCES                                                                          0.00
                                                                                                             -------------

                                                                                                                 71,952.79

    PLUS: MONTHLY ADVANCE - INCLUDING
               COMPENSATING INTEREST                                                                            146,809.61
               PRE-FUNDING ACCOUNT TRANSFER                                                                           0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                                                                  0.00
                                                                                                             -------------

                                                                                                                146,809.61

                                                                                                             -------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                                                        3,865,340.49
                                                                                                             =============



2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                 32,298,706.33

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                 53,700,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                 19,487,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                 25,375,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                 12,250,000.00

    (F) CLASS B-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                  9,625,000.00

    (G) CLASS B-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                  6,563,000.00


3.  PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS A-1                                                                                           2,558,012.85
     CLASS A-2                                                                                                   0.00
     CLASS A-3                                                                                                   0.00
     CLASS M-1                                                                                                   0.00
     CLASS M-2                                                                                                   0.00
     CLASS B-1                                                                                                   0.00
     CLASS B-2                                                                                                   0.00
  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                                                 2,558,012.85

4. (A) INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                                    0.00

    (B) PRINCIPAL SHORTFALL CARRYFORWARD AMOUNT                                                                  0.00

    (C) TOTAL SHORTFALL CARRYFORWARD AMOUNT                                                                      0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                                8,285,127.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                                               1,840,320.65
   # OF LOANS                                                                                                     133

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                                         139,756.67

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                                         288,127.84

9.  AMOUNT OF INTEREST RECEIVED                                                                          1,501,719.23

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
            THE DETERMINATION DATE
             MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
              ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                    146,809.61

       (B)  AMOUNT OF COMPENSATING INTEREST                                                                    314.78

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
       THE DUE PERIOD                                                                                      289,807.69

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                    177,104.57
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                 2,558,012.85
         (C) CARRY FORWARD AMOUNT                                                  0.00
         (D) MONTHLY ADVANCE                                                       0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                                               2,735,117.42

      CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                    304,747.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                         0.00
         (C) CARRY FORWARD AMOUNT                                                  0.00
         (D) MONTHLY ADVANCE                                                       0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                                                 304,747.50



      CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                114,080.15
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                     0.00
         (C) CARRY FORWARD AMOUNT                                              0.00
         (D) MONTHLY ADVANCE                                                   0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                                                        114,080.15

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                595,932.22
         (B) PRINCIPAL DISTRIBUTION AMOUNT                             2,558,012.85
         (C) CARRY FORWARD AMOUNT                                              0.00
         (D) MONTHLY ADVANCE                                                   0.00

         TOTAL CLASS A REMITTANCE AMOUNT                                                        3,153,945.07

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                156,690.63
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                     0.00
         (C) CARRY FORWARD AMOUNT                                              0.00
         (D) MONTHLY ADVANCE                                                   0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                                                        156,690.63

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                 82,381.25
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                     0.00
         (C) CARRY FORWARD AMOUNT                                              0.00
         (D) MONTHLY ADVANCE                                                   0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                                                         82,381.25

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                239,071.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                     0.00
         (C) CARRY FORWARD AMOUNT                                              0.00
         (D) MONTHLY ADVANCE                                                   0.00

         TOTAL CLASS M REMITTANCE AMOUNT                                                          239,071.88

      CLASS B-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                 60,236.46
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                     0.00
         (C) CARRY FORWARD AMOUNT                                              0.00
         (D) MONTHLY ADVANCE                                                   0.00

         TOTAL CLASS B-1 REMITTANCE AMOUNT                                                         60,236.46

    CLASS B-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                 44,272.90
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                     0.00
         (C) CARRY FORWARD AMOUNT                                              0.00
         (D) MONTHLY ADVANCE                                                   0.00

         TOTAL CLASS B-2 REMITTANCE AMOUNT                                                         44,272.90


    CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                                 104,509.36
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                                      0.00
         (C) CARRY FORWARD AMOUNT                                                               0.00
         (D) MONTHLY ADVANCE                                                                    0.00

         TOTAL CLASS B REMITTANCE AMOUNT                                                                              104,509.36

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                                 939,513.46
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                              2,558,012.85
         (C) CARRY FORWARD AMOUNT                                                               0.00
         (D) MONTHLY ADVANCE                                                                    0.00

         TOTAL REMITTANCE AMOUNT                                                                                    3,497,526.31

   14.   (A) REIMBURSABLE AMOUNT (I-22)                                                                                     0.00
         (B) CLASS X REMITTANCE AMOUNT PAYABLE
               PURSUANT TO SECTION 6.08(d) (iii) & (iv)                                                               361,176.74

    15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                     29,740,693.48

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                     53,700,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                     19,487,000.00

      (D) CLASS M-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                     25,375,000.00

      (E) CLASS M-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                     12,250,000.00

      (F) CLASS B-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                      9,625,000.00

     (G) CLASS B-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                      6,563,000.00

    (H) TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                    156,740,693.48





16. CLASS B PRINCIPAL DISTRIBUTION TEST                                                                            TEST SATISFIED
    (1)   TEST SHALL BE SATISFIED IF (i) DOES NOT EXCEED 50% OF (ii)
           (i) SIXTY-DAY DELINQUENCY RATIO                                                     2.18%
           (ii) CLASS A SUBORDINATION PERCENTAGE                                              34.33%
                               PERCENTAGE                                                                            6.36%    YES

                 AND EITHER (2) OR (3)

    (2)    BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
           DOES NOT EXCEED 9%           AND                                                                          1.79%
     (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $19,425,000                                              460,319.24     YES

    (3)    BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
           DOES NOT EXCEED 15%           AND                                                                         1.79%
     (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $6,475,000                                               460,319.24     YES

                       IF (1) AND EITHER (2) OR (3) = "YES", THEN THE TEST IS SATISFIED

17. CUMULATIVE REALIZED LOSSES                                                                                 460,319.24

18. (A) THE WEIGHTED AVERAGE MATURITY                                                                             208.779

    (B) THE WEIGHTED AVERAGE INTEREST RATE                                                                         12.859%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                                29,286.38

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                              29,286.38

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                                  6,637.45

    (D) FHA PREMIUM ACCOUNT                                                                                      7,228.78

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                                      0.00
           (B) SECTION 5.04 (c)                                                                                      0.00
           (C) SECTION 5.04 (d)(ii)                                                                                  0.00
           (D) SECTION 5.04 (e)                                                                                      0.00
           (E) SECTION 5.04 (f)(i)                                                                              58,572.76


21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                               29,740,693.48                  0.61959778
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                              48,000,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                               53,700,000.00                  1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                              53,700,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                               19,487,000.00                  1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                              19,487,000.00


    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                                   25,375,000.00                1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                                  25,375,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                                   12,250,000.00                1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                                  12,250,000.00

    CLASS B-1 POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                                    9,625,000.00                1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                                   9,625,000.00

    CLASS A-B2 POOL FACTOR (I-5):
    CURRENT CLASS B-2 PRINCIPAL BALANCE                                                    6,563,000.00                1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                                   6,563,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                                       156,740,693.48                0.89566111
    ORIGINAL POOL  PRINCIPAL BALANCE                                                     175,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                                       12.859%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                                        14.409%

     (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
            CLASS A-3, CLASS M-1, CLASS M-2, CLASS B-1 AND
            CLASS B-2 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                           7.135%


     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                           09/30/97              10/31/97              11/30/97
                                                                               12.861%                12.860%              12.859%



23. AMOUNT OF GUARANTY PAYMENTS OR ALTERNATE CREDIT ENHANCEMENT
       PAYMENTS RECEIVED DURING THE DUE PERIOD                                                                         0.00

24. THE AMOUNT OF ANY DEFAULTED GUARANTY PAYMENT
       FOR THE DUE PERIOD                                                                                              0.00

25. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
           FOR THE DUE PERIOD                                                                                      7,228.78
           (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
          CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                          9,944.01

 26. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                                                                    0.00

 27. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                                    17,500,000.00

 28. CLAIMS FILED DURING THE DUE PERIOD                                                                          145,270.89

 29. CLAIMS PAID DURING THE PERIOD                                                                                     0.00

 30. CLAIMS DENIED BY FHA DURING THE PERIOD                                                                            0.00

 31. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                         302,642.03

 32. OTHER INFORMATION

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -NOVEMBER 30, 1997


REMIC       OUTSTANDING        #
SERIES      DOLLARS            ACCOUNTS         RANGES                     AMOUNT                 NO             PCT
1997-I         $156,740,693.48   9,014        1 TO 29 DAYS                 25,043,940.70       1,443              15.98%
                                              30 TO 59 DAYS                 5,564,364.77         340               3.55%
                                              60 TO 89 DAYS                 3,479,271.57         204               2.22%
                                              90 AND OVER                  10,687,059.54         623               6.82%

                                              FORECLOSURE                      29,285.66           2               0.02%
                                              REO PROPERTY                          0.00           0               0.00%



                                              TOTALS                      $44,803,922.24       2,612              28.58%
                                                                    ===================================================

1997-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE                        CLASS A-1                 CLASS A-2                   CLASS A-3                   CLASS M-1
------------------------------------------------------------------------------------------------------------------------------
(ii)                                672.89                    1,000.00                      767.96                    1,302.15

(vi)                                 38.34                        0.00                        0.00                        0.00

(vii)                                 2.91                        0.00                        0.00                        0.00

(viii)                                5.94                        0.00                        0.00                        0.00


(xiii)     (a)                        3.69                        5.68                        4.50                        8.04
           (b)                       53.29                        0.00                        0.00                        0.00
           (c)                        0.00                        0.00                        0.00                        0.00
           (d)                        0.00                        0.00                        0.00                        0.00


(xv)                                619.60                    1,000.00                      767.96                    1,302.15


(xxxv)                                0.00                        0.00                        0.00                        0.00




SUBCLAUSE                                         CLASS M-2                   CLASS B-1                   CLASS B-2
-----------------------------------------------------------------------------------------------------------------------------
(ii)                                                 1,000.00                    1,000.00                    1,000.00

(vi)                                                     0.00                        0.00                        0.00

(vii)                                                    0.00                        0.00                        0.00

(viii)                                                   0.00                        0.00                        0.00


(xiii)     (a)                                           6.73                        6.26                        6.75
           (b)                                           0.00                        0.00                        0.00
           (c)                                           0.00                        0.00                        0.00
           (d)                                           0.00                        0.00                        0.00


(xv)                                                 1,000.00                    1,000.00                    1,000.00


(xxxv)                                                   0.00                        0.00                        0.00